Exhibit 10.1

[EXECUTION COPY]

FIRST AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of September 12, 2013 but effective as of the First Amendment Effective date set forth below, among FOREST OIL CORPORATION, a New York corporation (the “Borrower”), each of the lenders that is a signatory to, or which becomes a signatory to, the Credit Agreement (together with its successors and assigns, the “Lenders”), and JPMORGAN CHASE BANK, N.A., as Administrative Agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

1.                                      The Borrower, the Administrative Agent, the Lenders and others as agents are parties to that certain Third Amended and Restated Credit Agreement, dated as of June 30, 2011 (the “Credit Agreement”), pursuant to which the Lenders agreed to make loans to, and extensions of credit on behalf of, the Borrower.

2.                                      The parties to the Credit Agreement intend to amend the Credit Agreement as set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

I.                                        Amendments.

A.                                    Section 1.1 of the Credit Agreement hereby is amended by inserting the following definitions of “Panhandle Assets”, and “Panhandle Sale Date” in such section in appropriate alphabetical order:

“                                          “Panhandle Assets” means all or substantially all of those certain assets of Borrower or one or more of its Subsidiaries, located in the counties of Hardeman, Hemphill, Howard, Lipscomb, Moore, Ochiltree, Roberts, Upton, and Wheeler in the state of Texas and Alfalfa, Beaver, Beckham, Caddo, Creek, Custer, Ellis, Grady, Okfuskee, Oklahoma, Pawnee, Roger Mills, Stephens, and Washita in the state of Oklahoma, that become subject to one or more purchase and sale agreement(s) pursuant to which Borrower and/or one of its Subsidiaries sells such assets.

“Panhandle Sale Date” means the date on which all or any material portion of the Panhandle Assets are sold and cash proceeds from the sale of the Panhandle Assets are received by Borrower or one of its Subsidiaries (without regard to any post-closing adjustments or receipts).”

B.                                    Section 1.1 of the Credit Agreement hereby is amended by deleting the definition of Total Debt and inserting the following

“                                          “Total Debt” means, as of any date of determination, an amount equal to (a) all Indebtedness of Borrower and its Restricted Subsidiaries on a consolidated basis described under clauses (a), (b), (d), (e), (f), (g), (h), (i), (k) and (l) of the definition thereof on such date, less (b) the sum of the following: (i) any attributable Indebtedness amount with an Approved Sale and Leaseback outstanding on such date, (ii) all obligations of such Person outstanding on such date with respect to volumetric Production Payments sold by such Person which in the aggregate are in an amount less than $125,000,000, and (iii) during any period of four fiscal quarters which includes the calendar quarter in which the Panhandle Sale Date occurs, any cash proceeds from the sale of the Panhandle Assets reported on Borrower’s consolidated balance sheet on such date.”

C.                                    The first sentence of Section 5.11 of the Credit Agreement hereby is amended in its entirety to read as follows:

“Borrower will, and will cause each Subsidiary to, use the proceeds of the Loans for Borrower’s and its Subsidiaries’ general corporate purposes in the ordinary course of business, including without limitation for working capital, non-hostile acquisitions and development of Oil and Gas Properties; provided, however, that proceeds of Loans shall not be used to redeem, purchase, repay, terminate or otherwise defease or cancel any Senior Notes in an amount in excess of the amount of cash proceeds from any sale of Property permitted by Section 7.5(g) actually utilized to repay Loans.”

D.                                    Section 6.1 of the Credit Agreement hereby is amended in its entirety to read as follows:

“                                          SECTION 6.1.  Ratio of Total Debt to EBITDA.  Borrower will not permit its ratio of Total Debt outstanding to EBITDA (calculated for the preceding four consecutive fiscal quarter period then most recently ended for which financial statements are available) to be greater than (a) for any time on or before September 11, 2013, 4.50 to 1.0, (b) for any time after September 11, 2013 and on or before March 31, 2014, 5.0 to 1.0, (c) for any time after April 1, 2014 and on or before June 30, 2014, 4.75 to 1.0, and (d) for any time after June 30, 2014, 4.50 to 1.0.”

II.                                   Borrowing Base.  Each of the Administrative Agent, the Borrowing Base Required Lenders and the Borrower agree that, as of the First Amendment Effective Date but subject to Section 2.7 of the Credit Agreement in all respects, the Borrowing Base will be set at $700,000,000 until the then scheduled Borrowing Base redetermination as of May 1, 2014 or such time as the Borrowing Base is otherwise redetermined or adjusted in accordance with Section 2.7.

III.                              Effectiveness.  This Amendment shall become effective as of September 12, 2013 (the “First Amendment Effective Date”) when the Administrative Agent shall have received counterparts hereof duly executed by the Borrower, the Administrative Agent and the Borrowing Base Required Lenders (or, in the case of any party as to which an executed counterpart shall not

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have been received, telegraphic, telex, or other written confirmation from such party of execution of a counterpart hereof by such party.

IV.                               Reaffirmation of Representations and Warranties.  To induce the Lenders and the Administrative Agent to enter into this Amendment, the Borrower hereby reaffirms, as of the date hereof, the following:

A.                                    The representations and warranties of each Loan Party set forth in the Loan Documents to which it is a party are true and correct on and as of the date hereof (or, if stated to have been made expressly as of an earlier date, were true and correct in all material respects as of such earlier date).

B.                                    Each of the Borrower and its Restricted Subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required.

C.                                    The execution, delivery and performance by the Borrower of this Amendment are within the Borrower’s corporate powers, and have been duly authorized by all necessary corporate action.  This Amendment has been duly executed and delivered by the Borrower and, when duly executed and delivered by the other parties hereto, will constitute, a legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

D.                                    The execution, delivery and performance by the Borrower of this Amendment (i) do not require any Governmental Approval or third party approvals, except such as have been obtained or made and are in full force and effect, (ii) will not violate any applicable Governmental Rule or the Organic Documents of the Borrower or any order of any Governmental Authority, (iii) will not violate or result in a default under any indenture, agreement or other instrument binding upon the Borrower or of its assets, or give rise to a right thereunder to require any payment to be made by the Borrower, and (iv) will not result in the creation or imposition of any Lien on any asset of the Borrower (other than Liens created under the Loan Documents).

E.                                     No Default under the Loan Documents has occurred and is continuing and the Borrower is in compliance with the financial covenant set forth in Article VI of the Credit Agreement (as amended by this Amendment).

F.                                      No event or events have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.

V.                                    Defined Terms.  Except as amended hereby, terms used herein when defined in the Credit Agreement shall have the same meanings herein unless the context otherwise requires.

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VI.                               Reaffirmation of Credit Agreement.  This Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, is hereby ratified, approved and confirmed in each and every respect.  All references to the Credit Agreement herein and in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Credit Agreement as amended hereby.

VII.                          Governing Law.  THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

VIII.                     Severability of Provisions. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

IX.                              Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

X.                                   Headings.  Article and section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

XI.                              Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

XII.                         No Oral Agreements.  THIS AMENDMENT, THE CREDIT AGREEMENT, AS AMENDED HEREBY, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[SIGNATURES BEGIN ON FOLLOWING PAGE]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective Authorized Officers as of the day and year first above written.

BORROWER:

FOREST OIL CORPORATION

By:	/s/Victor A. Wind
Name:	Victor A. Wind
Title:	Executive Vice President, Chief Financial Officer and Treasurer

[Signature Page - Forest Oil Corporation First Amendment]

AGENTS AND LENDERS:

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Lender

By:	/s/David Morris
Name:	David Morris
Title:	Authorized Officer

[Signature Page - Forest Oil Corporation First Amendment]

WELLS FARGO BANK, N.A., as a Lender

By:	/s/Michaela E. Braun
Name:	Michaela E. Braun
Title:	Director

[Signature Page - Forest Oil Corporation First Amendment]

BANK OF AMERICA, N.A., as a Lender

By:	/s/Ronald E. McKaig
Name:	Ronald E. McKaig
Title:	Managing Director

[Signature Page - Forest Oil Corporation First Amendment]

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/Mark Sparrow
Name:	Mark Sparrow
Title:	Director

[Signature Page - Forest Oil Corporation First Amendment]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Doreen Barr
Name:	Doreen Barr
Title:	Authorized Signatory

By:	/s/Michael Spaight
Name:	Michael Spaight
Title:	Authorized Signatory

[Signature Page - Forest Oil Corporation First Amendment]

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:	/s/Michael Getz
Name:	Michael Getz
Title:	Vice President

By:	/s/Michael Winters
Name:	Michael Winters
Title:	Vice President

[Signature Page - Forest Oil Corporation First Amendment]

TORONTO DOMINION (TEXAS) LLC, as a Lender

By:	/s/Marie Fernandes
Name:	Marie Fernandes
Title:	Authorized Signatory

[Signature Page - Forest Oil Corporation First Amendment]

COMPASS BANK, as a Lender

By:	/s/James Neblett
Name:	James Neblett
Title:	Vice President

[Signature Page - Forest Oil Corporation First Amendment]

BMO HARRIS FINANCING, INC., as a Lender

By:	/s/ James V. Ducote
Name:	James V. Ducote
Title:	Director

[Signature Page - Forest Oil Corporation First Amendment]

CITIBANK, N.A., as a Lender

By:	/s/Eamon Baqui
Name:	Eamon Baqui
Title:	Vice President

[Signature Page - Forest Oil Corporation First Amendment]

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/John C. Lozano
Name:	John C. Lozano
Title:	Vice President

[Signature Page - Forest Oil Corporation First Amendment]

BARCLAYS BANK PLC, as a Lender

By:	/s/Sreedhar R. Kona
Name:	Sreedhar R. Kona
Title:	Vice President

[Signature Page - Forest Oil Corporation First Amendment]

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/James Giordano
Name:	James Giordano
Title:	Vice President

[Signature Page - Forest Oil Corporation First Amendment]

CIBC INC., as a Lender

By:	/s/Trudy Nelson
Name:	Trudy Nelson
Title:	Authorized Signatory

By:	/s/Richard Antl
Name:	Richard Antl
Title:	Authorized Signatory

[Signature Page - Forest Oil Corporation First Amendment]

CRÉDIT AGRICOLE CORPORATION AND INVESTMENT BANK, as a Lender

By:
Name:
Title:

By:
Name:
Title:

[Signature Page - Forest Oil Corporation First Amendment]

EXPORT DEVELOPMENT CANADA, as a Lender

By:
Name:
Title:

By:
Name:
Title:

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SOVEREIGN BANK, as a Lender

By:	/s/Aidan Lanigan
Name:	Aidan Lanigan
Title:	SVP

By:	/s/Puiki Lok
Name:	Puiki Lok
Title:	VP

[Signature Page - Forest Oil Corporation First Amendment]

MIZUHO CORPORATE BANK, LTD., as a Lender

By:
Name:
Title:

[Signature Page - Forest Oil Corporation First Amendment]

ROYAL BANK OF CANADA, as a Lender

By:	/s/Jay T. Sartain
Name:	Jay T. Sartain
Title:	Authorized Signatory

[Signature Page - Forest Oil Corporation First Amendment]

UNION BANK, as a Lender

By:	/s/Haylee Dallas
Name:	Haylee Dallas
Title:	Vice President

[Signature Page - Forest Oil Corporation First Amendment]

BOKF, NA DBA BANK OF OKLAHOMA, as a Lender

By:	/s/Benjamin H. Adler
Name:	Benjamin H. Adler
Title:	Vice President

[Signature Page - Forest Oil Corporation First Amendment]